Note 8 - Revenue Concentration	9 Months Ended
Sep. 30, 2011
Notes to Financial Statements
Revenue Concentration	We are an education technology company that tailor-makes electronic lessons and courses in an easily accessible, interactive bundle. In 2011 and in 2010 we had three major customers/engagements through nine months.
Customers	2011 Revenue	%	2010 Revenue	%
Customer 1	$418,062	79.2%	$128,312	40.3%
Customer 2	53,413	10.1	83,133	26.1
Customer 3	46,051	8.7	50,457	15.8
Others	10,298	2.0	56,731	17.8
TOTAL	$527,824	100.0%	$318,633	100.0%
..

Approximately 98.0% of the Company’s revenue for the year ended September 30, 2011 was generated from the three largest engagements.   Approximately 82.2% of the Company’s revenue for the year ended September 30, 2010 was generated from the three largest engagements of which the two largest were different in 2010 versus 2011.   Note: The customers in 2011 are not recurring from 2010 (i.e. Customer 1 in 2011 is different to Customer 1 in 2010.

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